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                                                                    Exhibit 4.1

                              CERTIFICATE OF TRUST



            The undersigned, the trustees of CalEnergy Capital Trust II, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. Section 3810, hereby certify as follows:

            (a) The name of the business trust being formed hereby (the "Trust") is "CalEnergy Capital Trust II".

            (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                  The Bank of New York, Delaware
                  23 White Clay Center
                  Route 273
                  Newark, Delaware  19711

            (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:      February 13, 1997

                                       /s/ Steven A. McArthur
                                       --------------------------------
                                       Name:  Steven A. McArthur
                                       Title: Regular Trustee



                                       /s/ John G. Sylvia
                                       --------------------------------
                                       Name:  John G. Sylvia
                                       Title: Regular Trustee



                                       /s/ Gregory Abel
                                       --------------------------------
                                       Name:  Gregory Abel
                                       Title: Regular Trustee



                                       THE BANK OF NEW YORK, DELAWARE, as
                                       Delaware Trustee



                                       By: /s/ Fred Clark
                                           ----------------------------
                                           Name:  Fred Clark
                                           Title: Authorized Signatory